EXHIBIT 24.1

                       SUN INTERNATIONAL HOTELS LIMITED

                               POWER OF ATTORNEY

          The undersigned directors and/or officers, or both, of Sun International Hotels Limited, a corporation organized and existing under the laws of the Commonwealth of The Bahamas ("Sun International"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, a Registration Statement on Form S-8 relating to the Sun International Hotels Limited 2000 Stock Option Plan, hereby constitute and appoint Charles D. Adamo, their true and lawful attorney-in-fact and agent, with full power to act for them and in their names, place and stead, in any and all capacities, to sign said Registration Statement, and any and all post-effective amendments, with power where appropriate to affix the corporate seal of Sun International thereto and to attest said seal, and to file said Registration Statement and such amendments, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may pursuant to the requirements of the Securities Act of 1933, lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned have duly signed this Power of Attorney in the capacities and on the date indicated.

              Name                              Title


/s/ Salomon Kerzner                     Chairman of the Board of Directors and
------------------------------          Chief Executive Officer (Principal
Solomon Kerzner                         Executive Officer)


/s/ Derek Hawton
------------------------------          Director
Derek Hawton



------------------------------          Director
Peter Buckley


/s/ Howard Marks
------------------------------          Director
Howard Marks


/s/ Eric Siegel
------------------------------          Director
Eric Siegel


/s/ John Allison                        Chief Financial Officer and Executive
------------------------------          Vice President (Principal Financial
John Allison                            and Accounting Officer and Authorized
                                        Representative in the United States)


Date: